                                                                    EXHIBIT 25.1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM T-1

                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
                    TRUSTEE PURSUANT TO SECTION 305(b)(2) [ ]

                                   ----------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

               New York                                          13-5160382
     (Jurisdiction of incorporation                          (I.R.S. Employer
      if not a U.S. national bank)                           Identification No.)

One Wall Street, New York, New York                                10286
(Address of principal executive offices)                        (Zip code)

                                   ----------

                         Advanced Medical Optics, Inc.*
               (Exact name of obligor as specified in its charter)

               Delaware                                           33-0986820
     (State or other jurisdiction                             (I.R.S. Employer
   of incorporation or organization)                         Identification No.)

            2525 Dupont Drive
           Irvine, California                                      92612
(Address of principal executive offices)                        (Zip code)

                       * See Additional Registrant below.

                                AMO Holdings, LLC
               (Exact name of obligor as specified in its charter)

                Delaware                                         46-0469779
     (State or other jurisdiction                             (I.R.S. Employer
   of incorporation or organization)                         Identification No.)

            2525 Dupont Drive
             Irvine, California                                    92612
(Address of principal executive offices)                        (Zip code)

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                    9-1/4% Senior Subordinated Notes Due 2010

                       (Title of the indenture securities)

Item 1. General Information.*

          Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

Superintendent of Banks of the            2 Rector Street, New York, N.Y. 10006
   State of New York                         and Albany, N.Y. 12203
Federal Reserve Bank of New York          33 Liberty Plaza, New York, N.Y. 10045
Federal Deposit Insurance Corporation     550 17th Street, N.W., Washington, D.C. 20429
New York Clearing House Association       New York, N.Y. 10005

     (b)  Whether it is authorized to exercise corporate trust powers.

          Yes.

Item 2. Affiliations with Obligor.

          If the obligor is an affiliate of the trustee, describe each such affiliation.

          None. (See Note on page 2.)

Item 16. List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

     1. - A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. - A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. - The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

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     *Pursuant to General Instruction B, the Trustee has responded only to Items 1, 2 and 16 of this form since to the best of the knowledge of the Trustee the obligor is not in default under any indenture under which the Trustee is a trustee.

     7. - A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                      NOTE

          Inasmuch as this Form T-1 is being filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said Item is based on incomplete information.

          Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.

                                    SIGNATURE

          Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 29th day of July, 2002.

                                        THE BANK OF NEW YORK


                                        By:/s/ Stacey Poindexter
                                           -------------------------------------
                                           Name:  Stacey Poindexter
                                           Title: Assistant Treasurer

                                                                       EXHIBIT 7
                                                                   (Page 1 of 3)

                       Consolidated Report of Condition of
                              THE BANK OF NEW YORK
                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business March 31, 2002, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

ASSETS                                                            Dollar Amounts
                                                                   In Thousands

Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin ..........    $ 3,765,462
   Interest-bearing balances ...................................      3,835,061
Securities:
   Held-to-maturity securities .................................      1,232,736
   Available-for-sale securities ...............................     10,522,833
Federal funds sold and Securities purchased under
   agreements to resell ........................................      1,456,635
Loans and lease financing receivables:
   Loans and leases held for sale ..............................        801,505
   Loans and leases, net of unearned income ....................     35,858,070
   LESS: Allowance for loan and lease losses ...................        608,375
   Loans and leases, net of unearned income and allowance.......     35,249,695
Trading Assets .................................................      8,132,696
Premises and fixed assets (including capitalized leases)........        898,980
Other real estate owned ........................................            911
Investments in unconsolidated subsidiaries and
   associated companies ........................................        220,609
Customers' liability to this bank on acceptances outstanding ...        574,020
Intangible assets
   Goodwill ....................................................      1,714,761
   Other intangible assets .....................................         49,213
Other assets ...................................................      5,001,308
                                                                    -----------
Total assets ...................................................    $73,954,859
                                                                    ===========

                                                                       EXHIBIT 7
                                                                   (Page 2 of 3)

LIABILITIES
Deposits:
   In domestic offices .........................................    $29,175,631
   Noninterest-bearing .........................................     11,070,277
   Interest-bearing ............................................     18,105,354
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs ....................................     24,596,600
   Noninterest-bearing .........................................        321,299
   Interest-bearing ............................................     24,275,301
Federal funds purchased and securities sold under
   agreements to repurchase ....................................      1,922,197
Trading liabilities ............................................      1,970,040
Other borrowed money:
   (includes mortgage indebtedness and obligations
   under capitalized leases) ...................................      1,577,518
Bank's liability on acceptances executed and ...................        575,362
   outstanding
Subordinated notes and debentures ..............................      1,940,000
Other liabilities ..............................................      5,317,831
                                                                    -----------
Total liabilities ..............................................    $67,075,179
                                                                    ===========
EQUITY CAPITAL
Common stock ...................................................      1,135,284
Surplus ........................................................      1,055,508
Retained earnings ..............................................      4,227,287
Accumulated other comprehensive income .........................        (38,602)
Other equity capital components ................................              0
Total equity capital ...........................................      6,379,477
                                                                    -----------
Total liabilities and equity capital ...........................    $73,954,859
                                                                    ===========

                                                                       EXHIBIT 7
                                                                   (Page 3 of 3)

I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                         Thomas J. Mastro,
                                     Senior Vice President and Comptroller
We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

Thomas A. Renyi       ]                     Directors
Gerald L. Hassell     ]
Alan R. Griffith      ]